UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 18, 2008
______________

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.
Attached as Exhibit 99, and incorporated into this Item 7.01 by reference, is presentation material containing updated strategic guidance for Sypris Solutions, Inc. (the “Company”).

A conference call will take place at 9:00 a.m. eastern standard time on December 18, 2008.
The Company's senior management will discuss such guidance during the conference call.
Interested persons may listen to the conference call via telephone by dialing 913-312-0694 before 9:00 a.m. eastern standard time, or access it on the Internet at www.sypris.com or
www.earnings.com. The online replay will be available beginning at approximately
11:00 a.m. eastern standard time on December 18, 2008 and continue for 30 days. Related presentation materials will be posted to the “Investor Information” section of the
Company’s web site at www.sypris.com, located under the sub-heading “Upcoming
Events,” prior to the call. The presentation materials will be in Adobe Acrobat format. A separate press release will not be issued.

The information in this Form 8-K and the attached Exhibit as well as the supplemental information referenced above is being furnished pursuant to Item 7.01 “Regulation FD
Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities
Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99	PowerPoint presentation discussing the Company’s 2009 financial outlook and guidance during a conference call on December 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 18, 2008	Sypris Solutions, Inc.

		By:	/s/ Brian A. Lutes
Brian A. Lutes
Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s PowerPoint presentation dated December 18, 2008.